UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 3, 2007

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

              Delaware                    1-13484              34-1775913
              --------                    -------              ----------
    (State or other jurisdiction        (Commission          (IRS Employer
          of incorporation              File Number)      Identification No.)


                5845 W. 82nd Street, Suite 102
                     Indianapolis, Indiana                           46278
           (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (317) 871-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On December 3, 2007, the Company issued a press release announcing the execution of an Agreement and Plan of Merger, dated December 3, 2007, among Graco Inc., Graco Indiana, Inc., the Company, GlasCraft Inc., and CIPAR Inc. relating to the purchase of GlasCraft by Graco.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

A copy of "Frequently Asked Questions about Cohesant's Sale of its GlasCraft Subsidiary" was provided to employees of the Company is attached hereto as
Exhibit 99.2 and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (d) Exhibits.

                99.1   -   Press Release dated December 3, 2007.

                99.2   -   "Frequently Asked Questions about Cohesant's Sale
                            of its GlasCraft Subsidiary"


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COHESANT TECHNOLOGIES INC.

Date: December 3, 2007     By:  /s/ Robert W. Pawlak
                                -----------------------------------------
                                Robert W. Pawlak, Chief Financial Officer